UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

MS YOUNG ADVENTURE ENTERPRISE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55738	81-4679061
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9169 W State St #3147 Garden City, ID 83714

(Address of Principal Executive Offices) (Zip Code)

(208) 639 9860

Registrant’s telephone number, including area code

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock, par value $0.0001	MSYN	OTC Pink

Item 8.01 Other Events

The registrant reports that it has entered the encryption industry with the beta launch of Forceshield Mail, a fully-featured secure e-mail service.

ForceShield Mail (www.forceshieldmail.com) employs modern end-to-end encryption methods to ensure the privacy of users’ electronic communications, with an emphasis on accessibility and ease of use.

The Registrant hopes to fill the growing demand for services that address the increasing need for Digital Privacy by developing and providing a suite of robust, easy-to-use solutions that will safeguard consumers’ private information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ms Young Adventure Enterprise, Inc.

Date: November 2, 2021	By:	/s/ Fu Yong Nan
Fu Yong Nan
CEO